                            Exhibit 99.1
UIL HOLDINGS CORPORATION
Northeast Utilities Seminar
February 28, 2006

Safe Harbor Provisions
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of
1995).  These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on the
Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries.  The foregoing and other factors are discussed and should be reviewed in the
Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Today’s Topics
Presented by Nathaniel D. Woodson - Chairman & CEO
and
Richard J. Nicholas – Executive VP & CFO
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

A project and service based business
Operating Businesses
Minority Interest Investment
Divestiture Pending
UIL Holdings
Wholesale Distribution
(Transmission)
*
Operations
CTA
United Illuminating
Retail Distribution
United Illuminating
Xcelecom
Electrical Contracting
Systems Integration
Energy Infrastructure *
United Bridgeport Energy
Cross-Sound Cable
Mechanical Contracting
UIL Holdings Structure

The United Illuminating Company (Total)         $  3.08
                Distribution                                           $  1.64
            CTA                                                     $  0.88
                Transmission                                         $  0.38
                Other                                                    $  0.19
Xcelecom (Total)                                                 $(0.15)
                Project loss                                           $(0.39)
                All Other                                               $ 0.24
UIL Corporate Expenses (Total)                        $(0.31)
                Interest                                                  $(0.25)
                 Administrative                                        $(0.06)
United Capital Investments                                     $(0.03)
United Bridgeport Energy                                       $(0.43)
Total UIL Holdings                                              $ 2.16
Subtotal                                                                $  2.62
2005 Financial Results (EPS)

Key Developments in 2005
➢
4-Year Distribution Rate Case Decision
❑
Return on Equity - 9.75%
❑
Capital Structure – 48% equity, 52% debt
❑
Sales Forecast – 1% per year
❑
Earnings sharing 50/50 from first dollar
❑
Approved Central Facility Plan
➢
Transmission
❑
Approved Middletown/Norwalk (M/N) Transmission project
❑
Transmission Tracker mechanism approved by CT DPUC
❑
FERC approved 50% Construction Work in Progress (CWIP)
immediately in rate base

Key Developments in 2005 (cont.)
➢
Infrastructure Divestitures
❑
UBE
▪
Interest in BE to be sold for $71 million, net proceeds approximately $65 million
▪
Resolves certain matters in dispute
▪
Expected to close first quarter 2006, subject to FERC approval
❑
Cross-Sound Cable
▪
Sold for $53.25 million, net proceeds approximately $46 million
▪
Sale closed February 27, 2006

➢
6-Year Union Contract

What it Means Going Forward
➢
Distribution revenue predictability for next 4 years
➢
Transmission
❑
Investment Incentives
❑
Enhanced regulatory diversity
❑
Market providing higher P/E
➢
Significant financial flexibility through planned
divestitures
➢
Labor stability for the next 6 years

Strategic Management Guidelines
➢
Continue to support Dividend
➢
UIL will stay on course
❑
Invest in Regulated Utility Business
➢
Cash to be managed
❑
Support equity base of utility
❑
Develop maximum shareholder return

Today’s Topics
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

▪
Invest in aging distribution
infrastructure
▪
M/N project expected to triple
investment in transmission
•
Expected growth in
Transmission rate base -$245
to $275 million
▪
CTA expected to be fully amortized
between 2013-2015
•
Provides steady cash flow
Average Rate Base 2005 - 2009
Distribution, Transmission & CTA

Middletown
Middletown
Scovill
Scovill
Rock
Rock
S/S
S/S
East Devon
East Devon
S/S
S/S
Singer
Singer
S/S
S/S
Norwalk
Norwalk
S/S
S/S
Beseck
Beseck
S/S
S/S
~
~
~
~
Norwalk
Norwalk
7 Miles of
345kV OH
15 Miles of -
345kV
8 Miles of
-
345kV
3 Miles of
345kV OH
33 Miles of
345kV OH
2 Miles of
345kV OH
UI to Own, Construct
Operate 345kV Singer
&
Substation and 5.9
Miles of 345kV
Middletown/Norwalk Transmission Project
➢
UI to own, construct and operate approximately 20% of total project
➢
UI’s portion is all underground
➢
Expected Growth in Transmission Rate Base - $245 to $275 million

Transmission
➢
Transmission tariff fully tracks the FERC-approved
transmission revenue requirements
❑
Rates are looking forward
❑
Adjusted every 6 months, trued-up annually
➢
50% of CWIP in rate base – approved
❑
Allows earlier recovery of investment
➢
Attractive RTO ROE
❑
12.8% plus 50 basis point participation adder, pending approval and potential refund

Today’s Topics
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Strategic Objective
United Bridgeport Energy & Cross-Sound Cable

United Bridgeport Energy, Inc. (UBE)
➢
UBE – To be divested
❑
33 1/3% ownership interest in Bridgeport Energy, LLC, a 520 MW gas-fired, combined cycle electric generating facility located in
Bridgeport, Connecticut
❑
Interest in BE to be sold for $71 million, approximate book value
❑
Net proceeds approximately $65 million
❑
Resolves all matters in dispute
❑
Closing expected 1Q 2006, pending approval by FERC

Expected Total Cash from BE and CSC – approx. $111 million
Provides Financial Flexibility to Execute Strategy
United Capital Investments, Inc.
(UCI)
➢
Cross-Sound Cable – Divested
❑
25% ownership interest in Cross-Sound Cable Company LLC, an
important transmission line connecting Connecticut to Long
Island under the Long Island Sound
❑
Sold for $53.25 million
❑
Net proceeds approximately $46 million
❑
Sale closed February 27, 2006

Today’s Topics
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

➢
Founded in 1992 and headquartered in Hamden, CT
➢
Leading provider of Specialty Contracting and
Systems Integrations Solutions
➢
Operates along I-95 corridor from Boston to Florida,
an area representing more than 25% of the
nation’s commerce
➢
Approximately $401 million in annual revenue:
❑
  Specialty Contracting $337 million, 84%
❑
  Systems Integration $64 million, 16%
➢
19 operating locations in eight states along the
eastern seaboard from 13 acquisitions made
during 1999-2004
Xcelecom, Inc.

Xcelecom, Inc.  - Overview
➢
Operates in a cyclical industry
➢
Disappointing results in 2005, loss of $2.1 million
❑
Net project loss at Allan/Briteway $5.9 million
❑
All other – net income of $3.8 million
➢
We have the right scale, right management team in
  place
➢
Even with 2005 project loss, cash exposure to UIL
was only $5 million

Xcelecom, Inc. - Strategy
➢
Build on strong performers – address weak
performers
❑
Protect and improve operating margins
❑
Reduce operating risk
❑
Reduce earnings volatility
❑
Enhance earnings visibility
➢
Focused on Operations, Continuing to Eye Value

Today’s Topics
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Financing Options
➢
No new equity issuance to fund M/N project
➢
Proceeds from divestitures of BE & CSC to be
used to pay off short-term debt and support UI
equity additions
➢
Free cash flow at the parent expected to earn 3%
after-tax

Today’s Topics
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Disclaimer
The following information reflects management’s forecasts using information that is available at the time of this presentation.  There are regulations pending at
FERC, which could change transmission earnings estimates.  Other factors that may affect future earnings estimates include, but are not limited to, inflation, the level of capital spending in the wires distribution and transmission divisions, amortization of the CTA rate base, weather, timing,  economic conditions and the level of operating and maintenance expenses.

2006 and Beyond
    2005 Actual               2006 Forecast*           2007-2009 CAGR**
UI (Total)               $ 3.08                    $ 2.90 -  $ 3.10                      4% - 5%
   Distribution           $ 1.64                     $1.40 - $1.55
   CTA                     $ 0.88                          $0.78                              (7)% - (5)%
  Other                    $ 0.19                          $0.19
  Transmission         $ 0.38                    $0.50 - $0.60                       32% - 36%
Xcelecom
   Project loss          $(0.39)                            $0
     All Other              $ 0.24                    $0.10 -  $ 0.25                     1% - 3%
Corporate                $(0.31)                 $(0.25) - $(0.15)
UCI                         $(0.03)                 $ 0.65 -  $ 0.70
UBE                        $(0.43)                 $(0.05) - $ 0.00
Total UIL               $ 2.16                  $ 3.50 - $ 3.70
*   BU expectations are not intended to be additive to derive consolidated expectations
**   CAGR from 2006 forecast
Subtotal                  $2.62                      $2.90 - $3.00                      4% - 6%

Today’s Topics
➢
Corporate Structure
➢
2005 Consolidated Financial Results
❑
Key Developments
➢
The United Illuminating Company
➢
Infrastructure
➢
Xcelecom
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Strategic Direction
Invest in Regulated Utility Business
➢
Pay the Dividend
➢
Earn allowed ROEs
➢
Produce predictable T&D earnings
➢
Seek out additional Transmission investment opportunities
➢
Realize value in remaining non-utility investments

Why Invest in UIL???????
➢
UIL continues to seek maximum shareholder value from all of its investments
➢
Consistent Dividend Policy, $2.88 per share
❑
Cash to support the dividend
❑
Strong Dividend Yield at 2/17/06 of 5.75%
➢
2006 Payout Ratio, 96% to 99%, excluding divestitures
❑
Earnings growth will lower P/O ratio consistent with a predictable, regulated
T&D Company
❑
At least $94 million in cash at the parent in 2006
➢
Committed to long-term growth in Operating Businesses
❑
4-year revenue predictability – Distribution
❑
Growth in earnings from Transmission investments

Q&A